MAY 11, 2018

SUPPLEMENT TO THE

STATEMENT OF ADDITIONAL INFORMATION

FOR HARTFORD GLOBAL IMPACT NEXTSHARES FUND

(HARTFORD FUNDS NEXTSHARES TRUST)

DATED DECEMBER 4, 2017, AS SUPPLEMENTED THROUGH MARCH 1, 2018

This Supplement contains new and additional information and should be read in connection with your Statement of Additional Information.

Effective as of May 15, 2018, Laura S. Quade will no longer serve as Treasurer of Hartford Funds NextShares Trust (the “Trust”). Ms. Quade will remain as a Vice President of the Trust. Effective as of the same date, Amy N. Furlong will be appointed as Treasurer and Vice President of the Trust. Accordingly, the “Officers and Interested Trustees” table in the section entitled “Fund Management” in the Fund’s Statement of Additional Information is revised to delete the title of Treasurer with respect to Ms. Quade and add the following information with respect to Ms. Furlong:

NAME, YEAR OF BIRTH AND ADDRESS*	POSITION HELD WITH THE TRUST	TERM OF OFFICE** AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEE
AMY N. FURLONG (1979)	Vice President and Treasurer	Since 2018	Ms. Furlong has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Ms. Furlong joined The Hartford in 2004. Prior to joining The Hartford, Ms. Furlong worked at KPMG LLP in audit services.	N/A	N/A

This Supplement should be retained with your Statement of Additional Information for future reference.

May 2018